Shareholders' equity - Earnings per share (Details) - USD ($) $ / shares in Units, shares in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Shareholders' equity
Net income for the year attributable to NEXA's shareholders	$ 74,860	$ 126,885	$ 93,167
Weighted average number of outstanding common shares	133,313	116,527	80,699
Earnings per share in US Dollars	$ 0.56	$ 1.09	$ 1.15